EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Innova XRG, Inc. (the “Company”), on Form 10-KSB of the year ended March 31, 2005, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. Other than the inclusion of the prior auditor’s opinion for the Company’s prior year end financial statements dated March 31, 2004, which will be filed by an Amendment to this Form 10-KSB, the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the annual report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:     July 13, 2005.

/s/ Richard Francis

Print Name:	Richard Francis
Title: Chief Executive Officer and Chief Financial Officer

/s/ Jay Ostrow

Print Name:	Jay Ostrow
Title: Principal Accounting Officer, Controller